NAI-1539437033v4 CIBUS, INC. 2017 OMNIBUS INCENTIVE PLAN NOTICE OF RESTRICTED STOCK UNIT AWARD Recipient Notice and the Restricted Stock Unit Agreement (the Notice and Restricted Stock Unit Award Agreement Company Award granted under and is subject to the Cibus, Inc. 2017 Omnibus Incentive Plan (f/k/a Plan defined in the Award Agreement, the terms used in the Award Agreement shall have the meanings defined in the Plan. The provisions of the Plan shall control in the event of a conflict among the provisions of the Plan, the Award Agreement and any descriptive materials provided to you. Date of Grant: Total Number of Units: Vesting/Exercise Schedule: Subject to Sections 2(n) and 19(g) of the Plan and Section 8 of the Award Agreement, so long as your Continuous Service Status does not terminate, the RSUs shall vest and be settled in accordance with the provisions of the Award Agreement. Transferability: You may not transfer this Award. By your and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and the Agreement. You are advised to consult with your own tax advisors in respect of any tax consequences arising in connection with this Award. In addition, you agree and acknowledge that your rights to any Shares underlying this Award will be earned only as you provide services to the Company over time, that the grant of this Award is not as consideration for services you rendered to the Company prior to the Date of Grant, and that nothing in this Notice or the attached documents confers upon you any right to continue your service to the Company for any period of inate that relationship at any time, for any reason, with or without cause. However, there is no guarantee that the Internal Revenue Service will agree with the valuation, and by signing below, you agree and acknowledge that the Company and the Administrator shall not be held liable for any applicable costs, taxes, or penalties associated with this Award if, in

NAI-1539437033v4 fact, the Internal Revenue Service were to determine that this Award constitutes deferred compensation under Section 409A of the Code. [Signature Page Follows]

NAI-1539437033v4 THE COMPANY: CIBUS, INC. By: Name: Title: PARTICIPANT: [Name]

NAI-1539437033v4 CIBUS, INC. 2017 OMNIBUS INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT Grant of RSU Award Company Participant RSUs Award Notice subject to the terms, definitions and provisions of the Cibus, Inc. 2017 Omnibus Incentive Plan Agreement reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan. Issuance of RSUs. Each RSU shall represent the right to receive one Share upon the vesting of such RSU, as determined in accordance with and subject to the terms of this Agreement and the Plan. Vesting of RSUs not terminate, this Award shall vest on the earlier of (a) the first anniversary of the Date of Grant (as defined in the Notice) and (b) the date of the next regularly scheduled annual meeti Vesting Date Notwithstanding the foregoing, 100% of the total number of RSUs shall immediately vest to the extent not already vested in the event that a Triggering Event occurs and the Triggering Event. In all cases, in no event will more than 100% of the RSUs vest. Tax Liability; Compliance with Applicable Laws. As a condition to the settlement of RSUs and as further set forth in Section 15 of the Plan, Participant agrees to make adequate provision for federal, state or other tax obligations, if any, which arise upon the grant, vesting or disposition of shares of the RSUs, dividend distribution thereon, whether by direct payment to the Company, or otherwise. Regardless of any action the Company takes with respect to any or all income tax, social security, payroll tax, or other tax-related items related to Participa Tax-Related Items Participant acknowledges that the ultimate liability for all Tax-Related Items is and acknowledges that the Company (a) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant, vesting, settlement of the Award, the issuance of Shares upon settlement of the Award and the subsequent sale of Shares acquired pursuant to such issuance and (b) does not commit to and is under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate Partici -Related Items or achieve any particular tax result. The Company shall have no obligation to issue or deliver any Shares upon the vesting of the RSUs unless such issuance or delivery would comply with the

NAI-1539437033v4 Applicable Laws, including any applicable federal or state securities laws or any other law or regulation, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the settlement of this Award, the Company may require Participant to make any representation and warranty to the Company as may be required by the Applicable Laws. Terms and Conditions. It is understood and agreed that the Award evidenced hereby is subject to the following terms and conditions: Voting Rights. The Participant shall have no voting rights or any other rights as a shareholder of the Company with respect to the RSUs unless and until the Participant becomes the record owner of the Shares underlying such RSUs. Dividends. If a dividend is paid on Shares during the period commencing on the Date of Grant and ending on the date on which the Shares underlying the RSUs are distributed to the Participant pursuant to Section 5(c), the Participant shall be eligible to receive an amount equal to the dividend that the Participant would have received had the Shares underlying the RSUs been distributed to the Participant as of the time at which such dividend is paid; provided, however, that no such amount shall be payable with respect to any RSUs that are forfeited. Such amount shall be paid to the Participant on the date on which the Shares underlying the RSUs are distributed to the Participant in the same form (cash, Shares or other property) in which such dividend is paid to holders of Shares generally. Any Shares that the Participant is eligible to receive pursuant to this Dividend Shares Distribution on Vesting. Subject to the provisions of this Agreement, upon the vesting of any of the RSUs, the Company shall deliver to the Participant, as soon as reasonably practicable after the applicable Vesting Date (or the Termination Date (as defined below), as applicable), one Share for each such RSU and the number of Dividend Shares (as determined in accordance with Section 5(b)); provided that such delivery of Shares shall be made no later than March 15 of the calendar year immediately following the year in which the applicable Vesting Date (or the Termination Date, as applicable) occurs. Upon such delivery, such Shares (including Dividend Shares) shall be fully assignable, alienable, saleable and transferrable by the Participant; provided that any such assignment, alienation, sale, transfer or other alienation with respect to such Shares shall be in accordance with applicable securities laws and any applicable Company policy. No Right to Continued Service. The grant of an Award shall not be construed as conferring upon the Participant any right to continue his or her service to the Company nate that relationship at any time, for any reason, with or without cause. No Right to Future Awards. Any Award granted under the Plan shall be a one- time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

NAI-1539437033v4 Termination of Relationship Termination Date hold the vested portion of the Award, only as set forth in the Notice and this Section 8. The unvested portion of the Award on the Termination Date shall be forfeited on such date. Notwithstanding the foregoing, any Award granted to an individual who is nominated to become a Director and is not an Employee or Consultant or a director of a Parent at the time of grant shall be forfeited in its entirety if such individual does not commence providing services to the Company within 12 months after the date of grant of such Award. Non-Transferability of RSUs. This Award may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The terms of this Award shall be binding upon the executors, administrators, heirs, successors and assigns of Participant. Not Salary, Pensionable Earnings or Base Pay. The Participant acknowledges that the Award shall not be included in or deemed to be a part of (a) salary, normal salary or other ordinary compensation, (b) any definition of pensionable or other earnings (however defined) for the purpose of calculating any benefits payable to or on behalf of the Participant under any pension, retirement, termination or dismissal indemnity, severance benefit, retirement indemnity or other benefit arrangement of the Company or any Subsidiary or (c) any calculation of base pay or regular pay for any purpose. Forfeiture Upon Breach of Certain Other Agreements breach of any non-competition, non-solicitation, confidentiality, non-disparagement, assignment of inventions or other intellectual property agreement that the Participant may be a party to with the Company or any Affiliate, in addition to whatever other equitable relief or monetary damages that the Company or any Affiliate may be entitled to, shall result in automatic rescission, forfeiture, cancellation or return of any Shares (whether or not vested) held by the Participant. Recoupment/Clawback. This Award may be subject to recoupment or policy or arrangement, as it may be established or amended from time to time. Effect of Agreement. Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Award terms), and hereby accepts this Award and agrees to be bound by its contractual terms as set forth herein and in the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to this Award. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail. Miscellaneous.

NAI-1539437033v4 Governing Law; Waiver of Jury Trial. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. BY RECEIPT OF THIS AWARD, THE PARTICIPANT WAIVES ANY RIGHT THAT THE PARTICIPANT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE PLAN. Participant Undertaking; Acceptance. The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the Award pursuant to this Agreement. The Participant acknowledges receipt of a copy of the Plan and this Agreement and understands that material definitions and provisions concerning the Award and the and obligations with respect thereto are set forth in the Plan. The Participant has read carefully, and understands, the provisions of this Agreement and the Plan. Dispute Resolution. Any dispute or claim arising out of, under or in connection with the Plan or any Award Agreement shall be submitted to arbitration in Delaware and shall be conducted in accordance with the rules of, but not necessarily under the auspices of, the American Arbitration Association rules in force when the notice of arbitration is submitted. The arbitration shall be conducted before an arbitration tribunal, one selected by the Company, one selected by the Participant, and the third selected by the first two. The Participant and the Company agree that such arbitration will be confidential and no details, descriptions, settlements or other facts concerning such arbitration shall be disclosed or released to any third party without the specific written consent of the other party, unless required by law or court order or in connection with enforcement of any decision in such arbitration. Any damages awarded in such arbitration shall be limited to the contract measure of damages, and shall not include punitive damages. Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice to which this Agreement is attached and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges and supersedes all prior and contemporaneous discussions, arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof. Amendment; Waiver. Except as contemplated under the Plan, no modification of or amendment to this Agreement that has a material adverse effect on the Participant, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement; provided that the Company may provisions of the Plan or as otherwise set forth in this Agreement. The failure by either

NAI-1539437033v4 party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party; provided that no waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement and a substantially similar provision shall be inserted that as closely as possible reflects the intent of the parties shall be substituted in place of such unenforceable provision, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such If to the Company: Cibus, Inc. 6455 Nancy Ridge Drive San Diego, CA 92121 Attention: [__________] Email: [_____________] If to the Participant: Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Successors and Assigns; No Third-Party Beneficiaries. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Agreement may not be assigned without the prior written consent of the Company. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal

NAI-1539437033v4 representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. Nature of Grant. In accepting this grant, the Participant acknowledges that: the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time; the grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted repeatedly in the past; all decisions with respect to future RSUs grants, if any, will be at the sole discretion of the Company; the Participant is voluntarily participating in the Plan; the RSUs and the underlying shares of Stock are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the any; the RSUs and the underlying Shares are not intended to replace any pension rights or compensation; the RSUs and the underlying Shares are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company; the RSUs and participation in the Plan will not be interpreted to form an employment contract or relationship with the Company; the future value of the underlying Shares is unknown and cannot be predicted with certainty; in consideration of the grant of the RSUs, no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from whether or not in breach of local labor laws) and the Participant irrevocably releases the Company from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, the Participant shall be deemed irrevocably to have waived any entitlement to pursue such claim;

NAI-1539437033v4 under the Plan, if any, will terminate effective as of the date that the Participant is no longer actively providing services and will not be extended by any notice period discretion to determine when the Participant is no longer actively providing services for terminates due to certain termination events as described in this Agreement, the RSUs will be fully vested; and the RSUs and the benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger, take-over or transfer of liability. Data Privacy and Consent. The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of materials by the Company for the exclusive purpose of implementing, administering and The Participant understands that the Company may hold certain personal home address, email address and telephone number, date of birth, social insurance number, passport number or other identification number, salary, nationality, job title, any shares of common stock or directorships held in the Company, details of all awards or any other entitlement to shares of common stock granted, canceled, exercised, purchased, ve Data The Participant understands that Data will be transferred to any third parties assisting the Company with the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the Part (e.g., the United States) may have different data privacy laws and protections than the of such may request a list with the names and addresses of any potential recipients of the Data by The Participant authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participa Participant understands that the Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost,

NAI-1539437033v4 ation on the resources representative. [Signature Page Follows]

NAI-1539437033v4 IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed by their officers thereunto duly authorized, effective as of the Date of Grant set forth in the accompanying Notice. THE COMPANY: CIBUS, INC. By: Name: Title: PARTICIPANT: [Name]

NAI-1539437033v4 I, right to receive Shares as set forth in this Agreement, I hereby agree to be irrevocably bound by this Agreement and further agree that any community property or other such interest shall hereby by similarly bound by this Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under this Agreement.